T. Rowe Price Inflation Protected Bond Fund

Supplement to Prospectus dated October 1, 2010

On page 4, the bar chart showing the fund`s calendar year returns is replaced with the following table:

The date of this supplement is November 2, 2010.

F147-041 11/2/10